UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

LANTHEUS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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mportant Notice Regarding the Availability of Proxy Materials for Lantheus Holdings, Inc. P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on April 28, 2021 For Stockholders as of March 01, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials go to: www.proxydocs.com/LNTH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. CONTROL NUMBER For a Convenient Way to VIEW Proxy Materials and VOTE go to: www.proxydocs.com/LNTH Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's shareholder meeting, you must make this request on or before April 19, 2021. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/LNTH TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above. If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Lantheus Holdings, Inc. Meeting Information Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Wednesday, April 28, 2021 Time: 11:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/LNTH for more details. You must pre-register to attend the meeting online and/or participate at the email address indicated. Copyright (C) 2021 Mediant Communications Inc. All Rights Reserved SEE REVERSE FOR FULL AGENDA Copyright (C) 2021 Mediant Communications Inc. All Rights Reserved

Lantheus Holdings, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. PROPOSAL 1. The election of three Class III directors to our Board of Directors. 1.01. Brian Markison 1.02. Gary Pruden 1.03 Dr. James Thrall The Board of Directors recommends you vote FOR the following proposal: 2. The approval, on an advisory basis, of the compensation paid to our named executive officers (commonly referred to as "say on pay"). The Board of Directors recommends you vote FOR the following proposal: 3. The approval of an amendment to the Lantheus Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,600,000 shares. The Board of Directors recommends you vote FOR the following proposal: 4. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.